UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2015

BROOKS AUTOMATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25434	04-3040660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (978) 262-2400

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On February 5, 2015, Brooks Automation, Inc. (“Brooks” or the “Company”) announced via press release its financial results for the fiscal quarter ended December 31, 2014. A copy of the press release is attached hereto as Exhibit 99.1.
Limitation on Incorporation by Reference. The information in this Item 2.02 and in Item 9.01 of this Current Report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) At the annual meeting of stockholders of the Company held on February 4, 2015 (the “2015 Annual Meeting”), the Company’s stockholders approved the 2015 Equity Incentive Plan. The Board of Directors of the Company adopted the 2015 Equity Incentive Plan on November 4, 2014, subject to stockholder approval.
Under the 2015 Equity Incentive Plan, up to 5,000,000 shares of our Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted thereunder in the form of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards.
The foregoing summary of the 2015 Equity Incentive Plan is qualified in its entirety by reference to the detailed summary of the 2015 Equity Incentive Plan set forth in the section “Proposal No . 3 - To Approve the Company’s 2015 Equity Incentive Plan” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on December 19, 2014 and to the full text of the 2015 Equity Incentive Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders
The Annual Meeting of the stockholders of Brooks Automation, Inc. (the “Company”) was held on February 4, 2015. The stockholders elected each of the Company’s nominees for director; approved, by a non-binding advisory vote, the overall compensation of the Company’s executive officers; approved the Company's 2015 Equity Incentive Plan; and, ratified the appointment of BDO USA, LLP as the Company’s independent registered accounting firm for the 2015 fiscal year. The proposals below are described in detail in the Company’s definitive proxy statement dated December 19, 2014. The results are as follows:

1.    Election of Directors

	For	Withhold	Broker Non-Votes
A. Clinton Allen	55,180,011	1,552,272	5,420,740
Robyn C. Davis	56,119,394	612,889	5,420,740
Joseph R. Martin	56,421,382	310,901	5,420,740
John K. McGillicuddy	56,415,210	317,073	5,420,740
Krishna G. Palepu	55,234,256	1,489,027	5,420,740
Kirk P. Pond	52,039,784	4,692,499	5,420,740
Stephen S. Schwartz	56,422,659	309,624	5,420,740
Alfred Woollacott, III	56,132,594	599,689	5,420,740
Mark S. Wrighton	56,446,722	285,561	5,420,740
Ellen M. Zane	56,117,529	614,754	5,420,740

2.    Approval, by a non-binding advisory vote, of the overall compensation of the Company’s executive officers

For	Against	Abstain	Broker Non-Votes
36,946,667	19,654,713	130,903	5,420,740

3.    Approval of the Company's 2015 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
55,214,757	1,473,381	44,145	5,420,740

4.    Ratification of the selection of BDO USA, LLP as the independent registered accounting firm for the 2015 fiscal year

For	Against	Abstain	Broker Non-Votes
62,057,917	39,700	55,406	—

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

10.1	Brooks Automation, Inc. 2015 Equity Incentive Plan

99.1	Press release issued on February 5, 2015 by Brooks Automation, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKS AUTOMATION, INC.

/s/ Jason W. Joseph
Date: February 5, 2015	Jason W. Joseph Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION OF EXHIBITS
10.1	Brooks Automation, Inc. 2015 Equity Incentive Plan
99.1	Press release issued on February 5, 2015 by Brooks Automation, Inc.